EXHIBIT 10.7(e)

SCHEDULE A TO EXHIBIT 10.7(b)

The following individuals entered into a First Amendment to the Ohio Valley Bank Company Executive Deferred Compensation Agreement with The Ohio Valley Bank Company which are identical to the First Amendment to the Ohio Valley Bank Company Executive Deferred Compensation Agreement, dated January 26, 2016, filed herewith.

Executive’s Name	Date of Amendment

Katrinka V. Hart-Harris	January 26, 2016

Scott W. Shockey	January 26, 2016

Jeffrey E. Smith	January 26, 2016

Thomas E. Wiseman	January 26, 2016